Rule 497(e)
                                                              File Nos. 811-3364
                                                                         2-75503


                             MAXIM SERIES FUND, INC.

                     Supplement dated October 1, 1999 to the
                         Prospectus dated July 26, 1999


Currently, the Maxim Aggressive Profile II, Maxim Moderately Aggressive Profile II, Maxim Moderate Profile II, Maxim Moderately Conservative Profile II and Maxim Conservative Profile II Portfolios (the "Profile II Portfolios") invest only in securities of other Portfolios of Maxim Series Fund, Inc. ("affiliated mutual funds"). The Profile II Portfolios are seeking an order of the Securities and Exchange Commission (the "SEC") to permit them to invest in securities of unaffiliated, as well as affiliated, mutual funds. There can be no assurance that the SEC will grant the requested order. If granted, the Profile II Portfolios will begin investing in both affiliated and unaffiliated mutual funds at the next regularly scheduled rebalancing of the Profile II Portfolios on November 22. If the SEC issues the order after that date, there will be a special rebalancing, which would occur promptly after the order is issued.


                   This supplement should be retained with the
                        Prospectus for future reference.